111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated November 1, 2013

Harbor Unconstrained Bond Fund

Effective immediately, William H. Gross, CFA, has replaced Chris Dialynas as the portfolio manager for Harbor Unconstrained Bond Fund. Pacific Investment Management Company LLC (PIMCO) continues to serve as subadviser to the Fund.

Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has managed the Fund since December 2013 and has been associated with PIMCO since 1971.

All references in the Statement of Additional Information to Mr. Dialynas as portfolio manager for the Harbor Unconstrained Bond Fund are hereby replaced with references to Mr. Gross as portfolio manager for the Harbor Unconstrained Bond Fund.

December 6, 2013

Investors Should Retain This Supplement for Future Reference

S0327.SAI.0301